U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

      DATE OF REPORT ( DATE OF EARLIEST EVENT REPORTED ) SEPTEMBER 1, 1998

                             TRIANGLE BANCORP, INC.
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NORTH CAROLINA                0-21346                      56-1764546
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(STATE OR OTHER      (COMMISSION FILE NUMBER)  (IRS EMPLOYER IDENTIFICATION NO.)
JURISDICTION OF
INCORPORATION)

4300 GLENWOOD AVENUE, RALEIGH, NORTH CAROLINA                     27612
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE          (919) 881-0455
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Item 5.     Other Information

In March 1998,Triangle Bancorp, Inc. ("Triangle") announced the execution on March 4, 1998 of an Agreement and Plan of Reorganization and Merger (the "Merger Agreement") with United Federal Savings Bank, Rocky Mount, North Carolina ("United Federal"), whereby United Federal will be merged with and into Triangle's wholly-owned bank subsidiary, Triangle Bank. In August 1998, Triangle announced the amendment of the Merger Agreement in response to a significant decline in the market price of most publicly traded securities, including Triangle's common stock ("Triangle Stock").

As amended in August, the original Merger Agreement (the "Original Agreement") provided for an exchange rate (the "Exchange Rate") of 0.945, subject to adjustment based on, among other things, the average closing sales price of Triangle Stock for the 20 trading days preceding a date three days before the closing of the Merger (the "Average Closing Price"). Under the Original Agreement, if the Average Closing Price was between $25.51 and $28.00, the Exchange Rate would have decreased to provide a value of not more than $24.11 for each share of United Federal Stock; if the Average Closing Price was between $18.67 and $21.17, the Exchange Rate would have increased to provide a value of not less than $20.00 for each share of United Federal Stock; if the Average Closing Price was between $18.66 and $17.25, the Exchange Rate would have been 1.071; and if the Average Closing Price was less than $17.25 per share, the Exchange Rate would have increased to provide a value of not less than $18.47 per share of United Federal Stock, provided that Triangle or United Federal could terminate the Agreement and abandon the Merger if the Average Closing Price was more than $28.00 or less than $16.82.

On August 28, 1998, the closing price of Triangle Stock was $15.6875 and the Average Closing Price for the 20 trading days ending on August 28, 1998 was $17.622.

In response to the significant decline in the market price of most publicly traded securities, including Triangle Stock, in late August 1998, United Federal and Triangle negotiated and signed a second amendment to the Merger Agreement which (a) fixes the Exchange Rate at 1.098, and (b) eliminates (1) adjustments to the Exchange Rate based upon the market price of Triangle Stock, (2) adjustments to the Exchange Rate based on United Federal's loan charge-offs, non-performing assets and loan loss reserve, and (3) Triangle's and United Federal's ability to terminate the Merger Agreement based on the market price of Triangle Stock.

Consummation of the Merger is contingent upon the satisfaction of all other terms and conditions contained in the Merger Agreement.

The transaction is subject to the receipt of regulatory approvals and the approval of United Federal's shareholders as well as the satisfaction of various other conditions. It is


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contemplated the transaction will be accounted for as a
pooling of interests and the stock exchange will qualify as a tax free reorganization.

Item 7.     Exhibits

10(a) Amendment No. 2 dated September 1, 1998 to Agreement and Plan of
      Reorganization and Merger dated March 4, 1998 and amended as of August 7, 1998, by and among Triangle Bancorp, Inc., Triangle Bank and United Federal Savings Bank.


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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, Triangle Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          TRIANGLE BANCORP, INC.
                                          ----------------------
                                                (Registrant)


Date  September 1, 1998                   By:   /s/ Debra L. Lee
                                                ----------------
                                                Debra L. Lee
                                                Chief Financial Officer



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Exhibit Index


10(a) Amendment No. 2 dated September 1, 1998 to Agreement and Plan of
      Reorganization and Merger dated March 4, 1998 and amended as of August 7, 1998, by and among Triangle Bancorp, Inc., Triangle Bank and United Federal Savings Bank


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                               AMENDMENT NO. 2 TO
                 AGREEMENT AND PLAN OF REORGANIZATION AND MERGER
                                  BY AND AMONG
                          UNITED FEDERAL SAVINGS BANK,
                                  TRIANGLE BANK
                                       AND
                             TRIANGLE BANCORP, INC.

            THIS AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF REORGANIZATION AND MERGER (hereinafter called "Agreement") entered into as of 1st day of September, 1998, by and among UNITED FEDERAL SAVINGS BANK ("United Federal"), TRIANGLE BANK ("Triangle") and TRIANGLE BANCORP, INC. (the "Holding Company").

            WHEREAS, United Federal, Triangle and the Holding Company are parties to an Agreement and Plan of Reorganization and Merger dated March 4, 1998 and amended as of August 7, 1998 (the "Merger Agreement), pursuant to which United Federal will merge with Triangle Bank (the "Merger"); and,

            WHEREAS, to ensure the completion of the Merger despite continued fluctuations in the price of the Holding Company's common stock ("Triangle Stock"), the parties wish to amend the price structure contained in the Merger Agreement.

            NOW, THEREFORE, in consideration of the premises, the mutual benefits to be derived from this Agreement, and of the representations, warranties, conditions, covenants and promises herein contained, and subject to the terms and conditions hereof, the Holding Company, Triangle and United Federal hereby adopt and make this Agreement and mutually agree as follows:

1. Section 1.05.a. of the Merger Agreement is deleted and replaced in its entirety as follows:

      "At the Effective Time, all rights of United Federal's shareholders with respect to all then outstanding shares of United Federal's common stock ($0.01 par value) ("United Federal Stock") shall cease to exist, and, as consideration for and to effectuate the Merger (and except as otherwise provided below) each such outstanding share of United Federal Stock (other than any shares held by the Holding Company) shall be converted, without any action on the part of the holder of such share, the Holding Company, Triangle or United Federal, into
1.098 (the "Exchange Rate") newly issued shares of the Holding Company's no par value common stock ("Triangle Stock").

            In the event the Holding Company enters into a binding written agreement to be acquired by a third party which causes the average closing price of Triangle Stock for the twenty (20) trading days preceding a date three (3) days before the Effective Time to


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exceed $28.00, the Exchange Rate shall be adjusted to yield a per share dollar value to a holder of United Federal Stock of not more than $24.11.

            At the Effective Time, and without any action by United Federal, Triangle, the Holding Company or any holder thereof, United Federal's stock transfer books shall be closed as to holders of United Federal Stock immediately prior to the Effective Time and, thereafter, no transfer of United Federal Stock by any such holder may be made or registered; and the holders of shares of United Federal Stock shall cease to be, and shall have no further rights as, shareholders of United Federal other than as provided herein. Following the Effective Time, certificates representing shares of United Federal Stock outstanding at the Effective Time (herein sometimes referred to as "Old Certificates") shall evidence only the right of the registered holder thereof to receive, and may be exchanged for, certificates for the number of whole shares of the Triangle Stock to which such holders shall have become entitled on the basis set forth above, plus cash for any fractional share interests as provided herein."

2. Section 8.02.a(iv) is amended by deleting the reference to Paragraph 1.05.1., and Section 8.02.b(iv) is deleted in its entirety.

3. In the event the Exchange Rate provides a value of less than $20.00 per share of United Federal Stock, Triangle agrees that as soon as practicable following the Effective Time, one member of United Federal's Board of Directors, to be selected by the Holding Company, will be appointed to the Board of Directors of the Holding Company for a term of two years ending with the Holding Company's 2000 Annual Meeting of Shareholders. For such service, this individual will be paid in accordance with the Holding Company's normal polices.

4. All other terms of the Merger Agreement shall remain in full force and effect.


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IN WITNESS WHEREOF, United Federal, Triangle and the Holding Company each has caused this Agreement to be executed in its name by its duly authorized officers as of the date first above written.

                                    TRIANGLE BANCORP, INC.



                                    By:   /s/ Michael S. Patterson
                                          ------------------------
                                          Michael S. Patterson
                                          President and Chief Executive Officer
ATTEST:

/s/ Susan C. Gilbert
--------------------
Susan C. Gilbert, Secretary

Corporate Seal]


                                    TRIANGLE BANK

                                    By:   /s/ Michael S. Patterson
                                          ------------------------
                                          President and Chief Executive Officer
ATTEST:

/s/ Susan C. Gilbert
--------------------
Susan C. Gilbert, Secretary


[Corporate Seal]
                                    UNITED FEDERAL SAVINGS BANK


                                    By:   /s/ John A. Barker
                                          ------------------------
                                          John A. Barker
                                          President and Chief Executive Officer
ATTEST:

/s/ Paula V. Walker
--------------------
Paula V. Walker, Assistant Secretary


[Corporate Seal]

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